SUPPLEMENT DATED AUGUST 11, 2025 TO THE PROSPECTUS
DATED MAY 1, 2025 FOR

ACCUMULATOR VARIABLE UNIVERSAL LIFE

Issued By: Symetra Life Insurance Company

Effective immediately, the following section of the Accumulator Variable Universal Life’s prospectus (the “Prospectus”) has been amended as shown below.

The disclosure under the paragraph heading “INITIAL PREMIUM PAYMENT” in the “PURCHASING A POLICY” section of the Prospectus is replaced in its entirety with the following:

If You choose to make Your Initial Premium Payment by check, it can be delivered either directly to Us at our new business address or to Your registered representative. Your check must be sufficient to keep the Policy in force for at least two months. If You choose to make Your Initial Premium Payment by Electronic Funds Transfer ("EFT"), the Initial Premium Payment is equal to one Planned Periodic Premium Payment. You may change the method of paying premiums at any time without charge. See PREMIUMS for more information.
Upon receipt of the Initial Premium Payment and before a Policy is issued, We may provide temporary insurance, subject to a maximum amount.

The Monthly Deductions under the Policy are measured from and deducted as of the Policy Date. In certain situations, Your Policy Date may pre-date Your Issue Date. You should speak with Your sales representative about setting Your Policy Date and see CHARGES AND FEES for more information. Choosing a Policy Date that pre-dates the Issue Date will cause charges to be deducted prior to Your Issue Date.